SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check  the  appropriate  box:

[ ] Preliminary  Information  Statement
[ ] Confidential,  for Use of the Commission Only
    (as permitted by Rule 14c-5(d)2))
[X] Definitive  Information  Statement

                               GlobalNetCare, Inc.
                  (Name of Registrant as Specified in Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X] No  fee  required

[ ] Fee  computed  on  table  below  per  Exchange  Act  Rules 14c-5(g) and 0-11

1.     Title  of  each  class  of  securities  to  which  transaction  applies:

2.     Aggregate  number  of  securities  to  which  transaction  applies:

3. Per unit price or other underlying value of transaction, computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.     Proposed  maximum  aggregate  value  of  transaction:

5.     Total  fee  paid:

[ ] Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.     Amount  Previously  Paid:

2.     Form  Schedule  or  Registration  Statement  No.:

3.     Filing  Party:

4.     Date  Filed::

                       SCHEDULE 14C INFORMATION STATEMENT
            PURSUANT TO REGULATION 14C OF THE SECURITIES EXCHANGE ACT
                               OF 1934 AS AMENDED

                               GlobalNetCare, Inc.
                  Suite 204, 65 Brunswick, Dollard des Ormaux,
                             Quebec, Canada H9B 2N4

To  the  Stockholders  of  GlobalNetCare,  Inc.:

Notice is hereby given to holders of common stock (the "Common Stock") of GlobalNetCare, Inc., a Florida corporation (the "Company") that the Board of Directors of the Company have:

(i) approved an amendment to the Company's Articles of Incorporation to increase the authorized shares of Common Stock of the Company from 20,000,000 shares to 100,000,000 shares; and

(ii) approved an amendment to the Company's Articles of Incorporation to create 40,000,000 Class A Special Voting Shares in the capital of the Company (the "Special Voting Shares")

(collectively,  the  "Amendments")

The Board of Directors approved the Amendments to the Articles of Incorporation on May 4, 2000 and June 1, 2000, respectively. The Amendments will be approved, not less than twenty days following the mailing of this Information Statement to shareholders of record on the Record Date (as defined herein), by written consents in lieu of a meeting executed by the holders of a majority of the outstanding shares of Common Stock in accordance with the provisions of the Florida Business Corporation Act. Accordingly, your consent is not required and is not being solicited in connection with the Amendments.

The proposed Articles of Amendment, attached hereto as Appendix A, will become effective when they are filed with the Secretary of State of the State of Florida. The Company anticipates that such filing will occur on or about August 24, 2000 (the "Effective Date") following receipt by the Company of written consents by the holders of a majority of the outstanding shares of Common Stock evidencing their approval of the Articles of Amendment.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

The Board of Directors have fixed the close of business on June 30, 2000 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information

Statement. This Information Statement is being mailed on or about August 4, 2000 to all stockholders of record as of the Record Date.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS.

WE  ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE  NOTE  THAT  THIS  IS  NOT  AN  OFFER  TO  PURCHASE  YOUR  SHARES.

DESCRIPTION  OF  THE  COMPANY
-----------------------------

The Company offers health and medical information via its information website, GlobalNetCare.com (the "Website"). The Website consists of several "Virtual
Medical Centers" that provide health care professionals and people seeking information with an easy-to-use, interactive experience designed to address their subjects of concern and to create individual virtual medical records.

Despite the efforts of the Company's management, the Website has not attracted the number of users or advertisers the Company anticipated, and accordingly did not generate the revenue required for the continued operation and maintenance of the Website. The Website had not been updated since October, 1999. The anticipated plans and operation of the Company, as described in its Form 10-SB (amended) have not and will not be achieved or further pursued by the Company. Due to its inability to generate sufficient revenues to continue operations, the Company has decided to seek and identify a different line of business.

As disclosed in the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2000 the Company has agreed to acquire all of the issued and outstanding shares of Business Way Computer Centre Inc. ("BusinessWay") and Cor-bit Peripherals Inc. ("Cor-bit"), both of which are private companies incorporated under the laws of the province of Quebec. Cor-bit is a manufacturer of computers, and has developed Internet software including a new business-to-business model, data base search software, and an access-based inventory management software link. Cor-bit is the exclusive supplier of computers to BusinessWay franchise operations. BusinessWay operates a website, "www.businessway.com" which will exist as a multiple e-business site and will incorporate the operations of Cor-bit, as well as market the Cor-bit line of computers.

DIRECTORS  AND  EXECUTIVE  OFFICERS  OF  THE  COMPANY
-----------------------------------------------------

The following table and text sets forth the names and ages of all directors, executive officers and significant employees of the Company as of the Record Date. All of the directors serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. Subject to any applicable employment agreement, executive officers serve at the discretion of the Board of Directors, and are appointed to serve until the first Board of Directors meeting following the annual meeting of shareholders. Also provided is a brief description of the business experience of each director, executive officer and significant employee during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the federal securities laws.

Directors,  executive  officers  and  other  significant  employees:




                                    POSITION HELD
NAME                              WITH THE COMPANY                  AGE  DATE FIRST ELECTED OR APPOINTED
-----------------  -----------------------------------------------  ---  -------------------------------

Nick Pedafronimos  Director, Treasurer and Chief Financial Officer   43  November 4, 1998
                   -----------------------------------------------  ---  -------------------------------
Harvey Lalach . .  Director and Chief Operating Officer              34  November 1, 1999
                   -----------------------------------------------  ---  -------------------------------
Patrick Power . .  Director, President and Secretary                 37  November 4, 1998
=================  ===============================================  ===  ===============================

The backgrounds and experience of the Company's directors, executive officers and other significant employees are as follows:

Nick  Pedafronimos

In the past, Mr. Pedafronimos has acted as an advisor to management and has been responsible for corporate finance as a director for a number of small publicly trading companies. Since April, 1998, he has been a director of Cantex Mine Development Corp. Mr. Pedafronimos was the founder and a director of Canadian Mountain Minerals (August 1995 to April 1998) and he was the founder and director of Goldtex Resources (June 1995 to April 1998). Mr. Pedafronimos is responsible for the Company's equity financing. Mr. Pedafronomis became involved with the Company through personal contact with Dr. George Tsoukas. Although he does not have any medical or Internet experience, he has considerable experience with the financing and operation of public companies and was therefore asked to join the Company's Board of Directors.

Harvey  Lalach

Mr. Lalach has been employed by the Company since 1998. Pursuant to an employment agreement between the Company and Mr. Lalach dated November 1, 1999, Mr. Lalach was appointed Chief Operating Officer. Between 1997 and 1998, Mr. Lalach acted as Manager, Corporate Finance at Goldtex Resources, a company listed on the Alberta Stock Exchange (now the Canadian Venture Exchange). From 1992 to 1997, Mr. Lalach was employed as a Branch Manager at TD Greenline Investor Services. Mr. Lalach earned his Diploma in Natural Resource Management from the British Columbia Institute of Technology in 1985.

Patrick  Power

Mr. Power has experience in the operation and management of public companies and since November of 1995, has acted as the President and a director for Everest Mines and Minerals. In the past, Mr. Power has obtained experience in marketing and business development by serving as director for numerous public companies including Goldtex Resources (December 1996 to July 1998), Montello Resources Ltd. (November 1993 to present), Sentinel Resources Ltd. (August 1993 to January 1995), Golden Rainbow Resources Inc. (September 1993 to December 1993) and Calco Resources Ltd. (January 1992 to October 1994). Mr. Power is responsible for the Company's general administration. Mr. Power became involved with the Company through personal contact with Dr. George Tsoukas. Although he does not have any medical or internet experience, Mr. Power has experience with the financing and operation of public companies and was therefore asked to join the Company's Board of Directors. The above public companies that Mr. Power was involved were or are listed on the Vancouver (the "VSE") or Alberta Stock Exchange (the "ASE") or the Canadian Venture Exchange which was formed by the merger of the VSE and the ASE effective November 26, 1999.

None of the Company's directors, executive officers, promoters or control persons have been involved in any of the following events during the past five years:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4. being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

PRINCIPAL  SHAREHOLDERS  AND  SECURITY  OWNERSHIP  OF  MANAGEMENT
-----------------------------------------------------------------

Beneficial  Ownership

As used in this section, the term "beneficial ownership" with respect to a security is defined by Regulation 228.403 under the Securities Exchange Act of 1934, as amended, as consisting of: (1) any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power (which includes the power to vote, or to direct the voting of such security) or investment power (which includes the power to dispose, or to direct the disposition of, such security); and (2) any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

Each person has sole voting and investment power with respect to the common shares, except as otherwise indicated. Beneficial ownership consists of a direct interest in the common shares, except as otherwise indicated.

As of the Record Date, the Company had a total of 16,283,127 common shares ($0.001 par value per common share) issued and outstanding.

As of the Record Date, no person known to the Company was the beneficial owner of more than five percent (5%) of the outstanding common shares of the Company except the following:




NAME AND ADDRESS
OF BENEFICIAL OWNER                  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP   PERCENTAGE OF CLASS(1)
-----------------------------------  ------------------------------------------  ----------------------

Cede & Co.(2)
O. Box 222, Bowling Street Station
New York, New York 10274. . . . . .  7,622,487 common shares                                      46.8%
                                     ------------------------------------------  ----------------------
Jimmy Foussekis
Block A, Apt. 1414
La Cite 3600
Park Avenue
Montreal, Quebec  H2X 3R2 . . . . .  1,310,000 common shares(3)                                    8.0%
                                     ------------------------------------------  ----------------------
Nick Pedafronimos . . . . . . . . .  1,355,000 common shares(4)                                    8.3%
===================================  ==========================================  ======================

(1)     Based  on  16,283,127  common  shares  outstanding  as  of  the  Record  Date.

(2)     The  Company does not have any information concerning the beneficial ownership of common shares registered  in  the  name  of  Cede  &  Co.

(3)     Includes  an  option  under  a convertible promissory note, dated June 7, 2000 to receive, upon conversion,  up  to  170,000  common  shares.

(4)     Includes  the sale of up to 600,000 common shares pursuant to a financing agreement between the
        Company  and  Nick  Pedafronimos,  dated  June  7,  2000

The following table lists, as of the Record Date, the number of common shares beneficially owned, and the percentage of the Company's common shares so owned, by each director and by all directors and executive officers as a group.


NAME OF BENEFICIAL OWNER  AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP   PERCENTAGE OF CLASS(1)
========================  ==========================================  ======================
Nick Pedafronimos. . . .  1,355,000 common shares  (2)                                  8.3%
Patrick Power. . . . . .     13,500 common shares                                       0.1%
Harvey Lalach. . . . . .    500,000 common shares                                       3.1%
------------------------  ------------------------------------------  ----------------------

(1)     Based  on  16,283,127 shares outstanding as of the Record Date and, as to a specific person,  shares  issuable  pursuant  to  the conversion or exercise, as the case may be, of currently  exercisable or convertible debentures, share purchase warrants and stock options.

(2)     Includes  the  sale of up to 600,000 common shares pursuant to a financing agreement between the Company and Nick Pedafronimos, dated June 7, 2000.

MARKET  FOR  THE  COMPANY'S  STOCK  AND  RELATED  STOCKHOLDER  MATTERS
----------------------------------------------------------------------

The Company's common shares trade in the United States on the National Association of Securities Dealers Over-the-Counter Bulletin Board (the "OTC Bulletin Board") with the symbol "GBCR" and CUSIP# 37937Q-10-2.

The table set forth below lists the volume of trading and high and low bid prices on the OTC Bulletin Board for the Company's common shares since December 9, 1998(1). The closing price on June 30, 2000 was $0.594.



QUARTER ENDED             VOLUME     HIGH    LOW
June 30, 2000. . . . .   4,612,600  $1.438  $0.469
March 31, 2000 . . . .  11,217,100  $0.938  $0.250
December 31, 1999. . .   1,604,600  $0.938  $0.313
September 30, 1999 . .     895,900  $2.250  $0.750


June 30, 1999. . . . .   1,061,600  $3.130  $1.500
March 31, 1999 . . . .     332,900  $3.375  $2.250
December 9 to 31, 1998     495,400  $3.875  $2.000
======================  ==========  ======  ======

(1)     The  Company's  common  shares  commenced trading on December 9, 1998.  The quotations  above  reflect  inter-dealer  prices,  without  retail mark-up, mark-down or commission and may not represent actual transactions.

The Company's common shares are issued in registered form. Interwest Transfer Co. Inc. (Suite 100, 1981 East 4800 South, Salt Lake City, Utah 84117) is the registrar and transfer agent for the common shares.

On the Record Date, the shareholders' list for the Company's common shares showed 52 registered shareholders and 16,283,127 shares outstanding. The Company has researched indirect holdings registered to the various depository institutions and stock brokerage firms, and estimates that there were approximately 500 additional beneficial shareholders on the Record Date.

The Company has not declared any dividends since incorporation and does not anticipate that it will do so in the foreseeable future. Although there are no restrictions that limit the ability to pay dividends on the Company's common shares, the intention of the Company is to retain future earnings for use in its operations and the expansion of its business.

AMENDMENTS  TO  THE  COMPANY'S  ARTICLES
----------------------------------------

The Company's Articles of Incorporation, as amended (the "Articles") authorizes the issuance of 20,000,000 shares of Common Stock, $.001 par value. On May 4, 2000 the Board of Directors approved an amendment to the Articles to increase the number of authorized shares of Common Stock from 20,000,000 to 100,000,000, and on June 1, 2000 approved the creation of the class of Special Voting Shares in the capital of the Company.

The general purpose and affect of the Amendments to the Company's Articles is to authorize additional shares of Common Stock and the creation of the Special Voting Shares. The Board of Directors believes that it is prudent to have the additional shares of Common Stock and the Special Voting Shares available for general corporate purposes, and in particular, the acquisition of all of the issued and outstanding shares of common stock of Cor-bit and BusinessWay (the "Acquisition"). The general terms of the Acquisition have been previously disclosed in the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2000.

In furtherance of the Acquisition, the Company entered into a formal share exchange agreement dated for reference June 30, 2000 (the "Share Exchange
Agreement") with the holders (the "Vendors") of all of the issued and outstanding shares of BusinessWay and Cor-bit. Pursuant to the terms of the Share Exchange Agreement, in order to facilitate Canadian tax planning by the Vendors, the Company's wholly-owned subsidiary, 3739007 Canada Ltd., will issue 40,000,000 exchangeable preferred shares (the "Preferred Shares") to the Vendors in consideration of all of the issued and outstanding shares of BusinessWay and Cor-bit. Each Preferred Share will be exchangeable for one share of Common Stock in the capital of the Company. In addition, three of the Vendors will be entitled to receive from the Company one Special Voting Share for each Preferred Share that will be issued to them in order to permit such Vendors to receive notice of, and to vote at all general meetings of the Company's shareholders. A total of 37,923,891 Special Voting Shares will be issued. Upon exchange of any Preferred Shares, any Vendor who holds any Special Voting Shares will surrender a like number of Special Voting Shares to the Company. A condition precedent to the Share Exchange Agreement is the authorization of the Amendments to the Company's Articles. However, shareholder approval of the Share Exchange Agreement is neither required nor being sought.

The Company presently has 20,000,000 authorized shares of common stock. As of the record date the Company had approximately 16,283,127 shares issued and outstanding and of the remaining authorized but unissued shares the Company has reserved approximately 842,000 shares pursuant to stock option and financing agreements.

Except in connection with the reserved shares and the Acquisition described above, the Company currently has no arrangements or understandings for the issuance of additional shares of common stock, although opportunities for acquisitions in equity financings could arise at any time. If the Board of Directors deemed it to be in the best interests of the Company and the stockholders to issue additional shares of common stock in the future from authorized shares, the Board of Directors generally will not seek further authorization by both of the stockholders, unless such authorization is otherwise required by law or regulations.

DISSENTERS  RIGHTS
------------------

Under Florida law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Company's proposed Amendments to its Articles of Incorporation.

FINANCIAL  AND  OTHER  INFORMATION
----------------------------------

For more detailed information on the Company, including financial statements, you may refer to the Company's Form 10-KSB and Form 10-QSB, filed with the SEC. Copies of these documents were mailed to all shareholders of the Company. Additional copies are available on the SEC's EDGAR database at www.sec.gov or by calling the Company.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto authorized.

July  31,  2000  GlobalNetCare,  Inc.

By:  /s/  Patrick  Power
Patrick  Power,  President,  Director  and  Secretary

                                   APPENDIX  A

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                               GLOBALNETCARE, INC.

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida profit corporation adopts the following articles of amendment to its articles of incorporation:

FIRST:     Amendment(s)  adopted:     (indicate article number(s) being amended,
                                       added or  deleted)

                                   ARTICLE IV
                                     SHARES

"4.1  CAPITAL  STOCK
 -------------------

THE CAPITAL STOCK OF THIS CORPORATION SHALL CONSIST OF 100,000,000 SHARES OF COMMON STOCK, $0.001 PAR VALUE, AND 40,000,000 CLASS A SPECIAL VOTING SHARES, WITHOUT PAR VALUE.

4.2  SPECIAL  VOTING  SHARES  -  RIGHTS  AND  RESTRICTIONS
----------------------------------------------------------

THE  CLASS  A  SPECIAL  VOTING  SHARES  WILL  HAVE  THE  FOLLOWING  RIGHTS  AND
RESTRICTIONS:

(A) EACH HOLDER OF CLASS A SPECIAL VOTING SHARES WILL BE ENTITLED TO EXERCISE, AT ALL GENERAL MEETINGS OF THE CORPORATION, ONE VOTE FOR EACH CLASS A SPECIAL VOTING SHARE HELD BY SUCH HOLDER.

(B) HOLDERS OF CLASS A SPECIAL VOTING SHARES SHALL HAVE NO RIGHTS TO PARTICIPATE IN ANY RETURN OF CAPITAL OF THE CORPORATION ON A LIQUIDATION OR OTHERWISE.

(C)     CLASS  A  SPECIAL  VOTING  SHARES  CARRY NO RIGHT TO RECEIVE DIVIDENDS."

SECOND:     If  an  amendment  provides  for  an  exchange,  reclassification or cancellation of issued shares, provisions for implementing the amendment not contained in the amendment itself are as follows:

            N/A

THIRD:     The  date  of  each  amendment's  adoption:  _________,  2000,  to be effective  ________,  2000

FOURTH:     Adoption  Amendment(s)  (CHECK  ONE)

  [ ] The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) was/were sufficient for approval.

  [ ] The amendment(s) was/were approved by the shareholders through voting groups.

The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

"The number of votes cast for the amendment(s) were sufficient for approval by the holders of shares of Common Stock in the capital of the corporation" (voting group)

  [ ] The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

  [ ] The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signed  this  _____  day  of  _____,  2000

_____________________________________________
Nick  Pedafronimos
Chief  Financial  Officer/Treasurer/Director